UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549
        --------------------------------------------


                          FORM 8-K


                       CURRENT REPORT

        Filed Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported): November 3, 1999
                                                    _______________


                 Jacor Communications, Inc.
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   (Exact Name of Registrant as specified in its charter)



          Delaware                     0-12404           74-2916308
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  (State or other jurisdiction      (Commission       (IRS employer
   of incorporation)                 File Number)   Identification No.)



50 E. RiverCenter Blvd., 12th Floor, Covington, KY         41011
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(Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code:    (606) 655-2267
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                      Not Applicable
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    (Former name or former address, if changed since last report)

Item 4.   Changes in Registrant's Certifying Accountant.

a(1)  Dismissal of Independent Accountant.

     (i)  On November 3, 1999, the Registrant advised
          PricewaterhouseCoopers LLP ("PWC") that it was dismissed.

     (ii) PWC's reports on the Registrant's consolidated financial statements for the past two years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

    (iii) The Audit Committee of the Registrant's Board of Directors recommended the action taken with respect to PWC.

     (iv) There have been no disagreements with PWC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure during the Registrant's two most recent fiscal years or in the subsequent interim period through November 3, 1999, (the date of termination) which disagreement(s), if not resolved to PWC's satisfaction, would have caused
          PWC to make reference to the subject matter of the disagreement(s) in connection with its report.

     (v) PWC did not advise the Registrant during the Registrant's two most recent fiscal years or in the subsequent interim period through November 3, 1999 (the date of termination):

          (A) that the internal controls necessary for the Registrant to develop reliable financial statements did not exist;

          (B) that information had come to its attention that had led it to no longer be able to rely on management's representations, or that had made it unwilling to be associated with the financial statements prepared by management;

          (C) (1) of the need to expand significantly the scope of its audit, or that information had come to its attention during the two most recent fiscal years or in the subsequent interim period through November 3, 1999, that if further investigated might (i) materially have impacted the fairness or reliability of either: a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report or (ii) have caused it to be unwilling to rely on management's representations or be associated with the Registrant's financial statements, and

               (2) it did not, due to the change in
               accountants or for any other reason, expand the scope of its audit or conduct such further investigation; or

          (D) that information had come to its attention that it had concluded materially impacts the fairness or reliability of either: (i) a previously issued audit report or the underlying financial statements, or (ii) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report.

     (vi) The Registrant has requested PWC to provide a letter addressed to the Securities and Exchange
          Commission stating whether it agrees with the statements set forth above. A copy of PWC's letter to the Securities and Exchange Commission is filed as Exhibit 16 to this Form 8-K.


a(2)  Engagement of New Independent Accountant.

     (i)  Ernst & Young LLP ("Young") has been engaged by the
          Registrant as its new independent principal accountant to audit the Registrant's consolidated financial statements. This engagement was effective as of November 3, 1999.

     (ii) Prior to engaging Young, the Registrant had not consulted with Young during the Registrant's two most recent fiscal years or in the period since the end of the most recent fiscal year through November 3, 1999, in any matter regarding either: (a) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and neither was a written report provided to the Registrant nor was oral advice provided that Young concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue, or (b) the subject of either a disagreement or an event described in Paragraph (a)(1)(v)(A)-(D), above.





Item 7.   Financial Statements and Exhibits.


     Exhibit Number Description

     Exhibit 16     Letter from PricewaterhouseCoopers LLP to the
                    Securities and Exchange Commission pursuant to
                    Item 304(a)(3) of Regulation S-K

                         SIGNATURES


     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: November 10, 1999   JACOR COMMUNICATIONS, INC.
                          (Registrant)




                          By:   /s/ Randall T. Mays
                                Name: Randall T. Mays
                                Title: Chief Financial Officer

                                             EXHIBIT  16









November 9, 1999







Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC  20549


Commissioners:

We have read the statements made by Jacor Communications, Inc. (copy attached), which we understand will be filed with the Commission, pursuant to Item 4 of Form 8-K, as part of the Company's Form 8-K report dated November 3, 1999. We agree with the statements concerning our Firm in such Form 8-K.

Very truly yours,



PricewaterhouseCoopers LLP
Cincinnati, OH